Exhibit 99.1

Mission Produce and Calavo Growers Merger Obtains Mexican Antitrust Approval

Merger Closing Expected to Occur May 28, 2026, Subject to Satisfaction of Closing Conditions

For Immediate Release

OXNARD, Calif., May 22, 2026 – Mission Produce, Inc. (NASDAQ: AVO) (“Mission Produce”) and Calavo Growers, Inc. (NASDAQ: CVGW) (“Calavo”), today announced, in connection with Mission Produce’s pending acquisition of Calavo, that Mission Produce has obtained antitrust clearance from Mexico’s Federal Economic Competition Commission (Comisión Federal de Competencia Económica, or “COFECE”). This clearance satisfies the acquisition’s closing condition set forth in the previously announced merger agreement regarding the receipt of antitrust approval in Mexico. As such, subject to the continued satisfaction of all closing conditions, Mission Produce and Calavo currently expect that the transaction will close on May 28, 2026.

About Mission Produce, Inc.

Mission Produce (NASDAQ: AVO) is a global leader in the worldwide fresh produce business, delivering fresh Hass avocados and mangos to retail, wholesale and foodservice customers in over 25 countries. Since 1983, Mission Produce has been sourcing, producing and distributing fresh Hass avocados, and today also markets mangos and grows blueberries as part of its diversified portfolio. The Company is vertically integrated and owns five state-of-the-art packing facilities across the U.S., Mexico, Peru, and Guatemala. With sourcing capabilities across 20+ premium growing regions, the Company provides a year-round supply of premium fresh fruit. Mission’s global distribution network includes strategically positioned forward distribution centers across key markets throughout North America, China, Europe, and the UK, offering value-added services such as ripening, bagging, custom packing and logistical management. For more information, please visit www.missionproduce.com.

About Calavo Growers, Inc.

Calavo Growers, Inc. (NASDAQ: CVGW) is a global leader in the processing and distribution of avocados, tomatoes, papayas and guacamole. Calavo products are sold under the trusted Calavo brand name, proprietary sub-brands, private label and store brands. Founded in 1924, Calavo has a rich culture of innovation, sustainable practices and market growth. The Company serves retail grocery, foodservice, club stores, mass merchandisers, food distributors and wholesalers worldwide. Calavo is headquartered in Santa Paula, California, with facilities throughout the U.S. and Mexico. Learn more about The Family of Fresh™ at calavo.com.

No Offer or Solicitation

This press release is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Mission Produce filed with the SEC a registration statement on Form S-4 (File Number 333-294128) (the “Registration Statement”) that includes the joint proxy statement of Calavo and Mission Produce and that constitutes a prospectus of Mission Produce (the “Joint Proxy Statement/Prospectus”), which has become effective. Each of Calavo and Mission Produce may also file with or furnish other relevant documents to the Securities Exchange Commission (“SEC”) regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that Calavo or Mission Produce may file with the SEC. The definitive Joint Proxy Statement/Prospectus was mailed to stockholders of Mission Produce and shareholders of Calavo on or about March 25, 2026.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CALAVO, MISSION PRODUCE AND THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain free copies of the registration statement and Joint Proxy Statement/Prospectus and other documents containing important information about Calavo, Mission Produce and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents filed with the SEC by Mission Produce may be obtained free of charge on Mission Produce’s website at www.investors.missionproduce.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Mission Produce’s Corporate Secretary at Attention: Corporate Secretary, Mission Produce, 2710 Camino Del Sol, Oxnard, CA 93030. Copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents filed with the SEC by Calavo may be obtained free of charge on Calavo’s website at www.ir.calavo.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Calavo’s Corporate Secretary at Attention: Corporate Secretary, Calavo Growers, Inc., 1141A Cummings Road, Santa Paula, CA 93060.

Participants in the Solicitation

Mission Produce, Calavo, and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about Mission Produce’s directors and executive officers is available in Mission Produce’s annual report on Form 10-K for the year ended October 31, 2025, and proxy statement for Mission Produce’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on February 24, 2026. Information about Calavo’s directors and executive officers is available in Calavo’s Annual Report on Form 10-K for the year ended October 31, 2025, as amended. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and Joint Proxy Statement/Prospectus, and all other relevant materials filed or to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Registration Statement and Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this press release that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as “may”, “will”, “expect”, “intend”, “plan”, “believe”, “seek”, “could”, “estimate”, “judgment”,

“targeting”, “should”, “anticipate”, “goal” and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including the anticipated closing of the proposed acquisition of Calavo by Mission Produce. Many of these assumptions relate to matters that are beyond the control of Mission Produce and Calavo and changing rapidly. Although Mission Produce and Calavo each believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, neither Mission Produce nor Calavo can give any assurances that such expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Mission Produce’s or Calavo’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; reductions in spending from Mission Produce or Calavo clients, a slowdown in payments by such clients; risks related to each company’s ability to attract new clients and retain existing clients; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; establishment of sales channels and geographic markets; loss of one or more of Mission Produce’s or Calavo’s largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks, including climate change; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and compliance with such laws; food safety events and recalls; failure to comply with laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; changes in tax rates or international tax legislation; risks associated with global conflicts; inability to accurately forecast future performance; the viability of an active, liquid, and orderly market for Mission Produce’s or Calavo’s common stock; volatility in the trading price of Mission Produce’s or Calavo’s common stock; and other risks and factors discussed from time to time in Mission Produce’s and Calavo’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in their respective other filings with the SEC. You can obtain copies of Mission Produce’s and Calavo’s SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this press release are made as of the date hereof and neither Mission Produce nor Calavo intend to, nor does Mission Produce nor Calavo assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Contacts

Mission Produce

Media

Jenna Aguilera

Marketing Content and Communications Manager

Mission Produce, Inc.

press@missionproduce.com

FGS Global

missionproduce@fgsglobal.com

Investors

ICR

Jeff Sonnek

646-277-1263

jeff.sonnek@icrinc.com

Calavo Growers

Media

Kelly McAndrew

Financial Profiles

Kmcandrew@finprofiles.com

203-613-1552

Investors

Alex Villalta

Financial Profiles

avillalta@finprofiles.com

310-622-8227